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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 3 to this Registration Statement on Form SB-2 of our report dated January 27, 1997, except for Note 11 which is as of February 26, 1997, relating to the financial statements of DeltaPoint, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP
San Jose, California
February 26, 1997